EXHIBIT 10.11

April 30, 1997




With this note, I, A. Scott Dockter, hereby loan Twenty Thousand Dollars ($20,000.00) of my personal funds to Newgold Inc., Reno, Nevada, to be repaid upon my demand.

This loan bears interest at the rate of eight percent (8%) until paid in full.





/s/ A. Scott Dockter                                 /s/ Robert W. Morris
--------------------                                 ---------------------
A. Scott Dockter                                     Newgold, Inc.
                                                     Robert W. Morris, Treasurer